Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Supplement to the Prospectus Dated December 20, 2013

Prospectus Text Changes

In the More on the Funds section and the Investing With Vanguard section, the following text replaces similar text under “Purchase and Transaction Fees”:

Purchase and Transaction Fees

Vanguard Intermediate-Term and Long-Term Corporate Bond Index Funds charge fees of 0.25% and 1.00%, respectively, on all purchases of shares, including shares that you purchase by exchange from another Vanguard fund. In addition, the Short-Term and Intermediate-Term Corporate Bond Index Funds each reserve the right to impose a transaction fee on any purchase that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor believes that it may be necessary to impose a transaction fee of 0.25% for the Short-Term Corporate Bond Index Fund and a transaction fee of 0.50% for the Intermediate-Term Corporate Bond Index Fund. The advisor may impose this transaction fee if an investor’s aggregate purchases into a Fund over a 12-month period exceed, or are expected to exceed, $100 million for the Short-Term Corporate Bond Index Fund or $50 million for the Intermediate-Term Corporate Bond Index Fund.

Purchases that result from reinvested dividend or capital gains distributions are not subject to these purchase and transaction fees. Unlike a sales charge or load paid to a broker or a fund management company, purchase and transaction fees are paid directly to the Fund to offset the costs of buying securities.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1942 072014

Vanguard Scottsdale Funds

Supplement to the Statement of Additional Information Dated December 20, 2013

Important Changes to Vanguard Short-Term Corporate Bond Index Fund and Vanguard Intermediate-Term Corporate Bond Index Fund

In the Purchase and Redemption of Shares section under the heading “Purchase of Shares (Other than ETF Shares),” the following text replaces similar text in the third paragraph:

The Short-Term and Intermediate-Term Corporate Bond Index Funds each reserve the right to impose a transaction fee on any purchase that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor believes that it may be necessary to impose a transaction fee of 0.25% for the Short-Term Corporate Bond Index Fund and a transaction fee of 0.50% for the Intermediate-Term Corporate Bond Index Fund. The advisor may impose this transaction fee if an investor’s aggregate purchases into a Fund over a 12-month period exceed, or are expected to exceed, $100 million for the Short-Term Corporate Bond Index Fund or $50 million for the Intermediate-Term Corporate Bond Index Fund.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 1690A 072014